                                                                    Exhibit 4(o)

                              CERTIFICATE OF TRUST

          The undersigned, the trustees of ReliaStar Financing II, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. (S)
                                                                  ---- --
3810, hereby certify as follows:

          (a) The name of the business trust being formed hereby (the "Trust") is "ReliaStar Financing II."

          (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

               Wilmington Trust Company
               -----------------------------
               Rodney Square North
               -----------------------------
               1100 North Market Street
               -----------------------------
               Wilmington, Delaware 19890
               -----------------------------

          (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  May 8, 1997


                              /s/ Wayne R. Huneke
                              ---------------------------------------
                               Name:  Wayne R. Huneke
                               Title: Trustee



                              /s/ Richard R. Crowl
                              ---------------------------------------
                               Name:  Richard R. Crowl
                               Title: Trustee



                              Wilmington Trust Company,
                              ------------------------
                              as Trustee


                              By:  /s/ James P. Lawler
                                 ------------------------------------
                               Name:   James P. Lawler
                                    ---------------------------------
                               Title:  Vice President
                                     --------------------------------

                              CERTIFICATE OF TRUST


          The undersigned, the trustees of ReliaStar Financing III, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. (S)
                                                                  ---- --
3810, hereby certify as follows:

          (a) The name of the business trust being formed hereby (the "Trust") is "ReliaStar Financing III."

          (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

               Wilmington Trust Company
               ----------------------------
               Rodney Square North
               ----------------------------
               1100 North Market Street
               ----------------------------
               Wilmington, Delaware 19890
               ----------------------------

          (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  May 8, 1997


                              /s/ Wayne R. Huneke
                              ---------------------------------------
                               Name:  Wayne R. Huneke
                               Title: Trustee



                              /s/ Richard R. Crowl
                              ---------------------------------------
                               Name:  Richard R. Crowl
                               Title: Trustee



                              Wilmington Trust Company,
                              ------------------------
                              as Trustee


                              By:  /s/ James P. Lawler
                                 ------------------------------------
                               Name:   James P. Lawler
                                    ---------------------------------
                               Title:  Vice President
                                     --------------------------------

                              CERTIFICATE OF TRUST


          The undersigned, the trustees of ReliaStar Financing IV, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. (S)
                                                                  ---- --
3810, hereby certify as follows:

          (a) The name of the business trust being formed hereby (the "Trust") is "ReliaStar Financing IV."

          (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

               Wilmington Trust Company
               ------------------------------
               Rodney Square North
               ------------------------------
               1100 North Market Street
               ------------------------------
               Wilmington, Delaware 19890
               ------------------------------

          (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  May 8, 1997


                              /s/ Wayne R. Huneke
                              ---------------------------------------
                               Name:  Wayne R. Huneke
                               Title: Trustee



                              /s/ Richard R. Crowl
                              ---------------------------------------
                               Name:  Richard R. Crowl
                               Title: Trustee



                              Wilmington Trust Company,
                              ------------------------
                              as Trustee


                              By:  /s/ James P. Lawler
                                 ------------------------------------
                               Name:   James P. Lawler
                                    ---------------------------------
                               Title:  Vice President
                                     --------------------------------

                              CERTIFICATE OF TRUST


          The undersigned, the trustees of ReliaStar Financing V, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. (S)
                                                                  ---- --
3810, hereby certify as follows:

          (a) The name of the business trust being formed hereby (the "Trust") is "ReliaStar Financing V."

          (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

               Wilmington Trust Company
               ---------------------------------
               Rodney Square North
               ---------------------------------
               1100 North Market Street
               ---------------------------------
               Wilmington, Delaware 19890
               ---------------------------------

          (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  May 8, 1997


                              /s/ Wayne R. Huneke
                              ---------------------------------------
                               Name:  Wayne R. Huneke
                               Title: Trustee



                              /s/ Richard R. Crowl
                              ---------------------------------------
                               Name:  Richard R. Crowl
                               Title: Trustee



                              Wilmington Trust Company,
                              ------------------------
                              as Trustee


                              By:  /s/ James P. Lawler
                                 ------------------------------------
                               Name:   James P. Lawler
                                    ---------------------------------
                               Title:  Vice President
                                     --------------------------------